UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  July 5, 2011

HEMACARE CORPORATION

(Exact name of registrant as specified in its charter)

California	000-15223	95-3280412
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15350 Sherman Way, Suite 350, Van Nuys, CA 91406

(Address of principal executive offices) (Zip Code)

(818) 226-1968

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On July 5, 2011, HemaCare Corporation (the “Company”) entered into a Second Amendment to Credit Agreement (the “Amendment”) with Wells Fargo Bank (the “Bank’), pursuant to which the parties amended that certain Credit Agreement, dated December 4, 2009, as previously amended to date (the “Credit Agreement”), by and among the Company, the Bank and Coral Blood Services, Inc. (“Coral”).

Pursuant to the Amendment:

(a)     outstanding borrowings, including outstanding advances and letters of credit, under the Credit Agreement shall not at any time exceed $660,150.00, which is the amount outstanding under the Credit Agreement as of the date of the Amendment and is the amount of cash collateral the Company maintains in a segregated, blocked deposit account with the Bank, in which the Bank has been granted a security interest of first priority to secure all present and future indebtedness of the Company to the Bank;

(b)     the Bank released its security interests on all assets of the Company and Coral other than a security interest on the cash collateral the Company maintains in a segregated, blocked deposit account with the Bank, and terminated certain ancillary agreements pursuant to which the Bank perfected its security interest in certain assets of the Company and Coral; and

(c)     the Credit Agreement was amended to modify and delete certain affirmative and negative covenants of the Company and Coral.

In connection with the Amendment, the Company also entered into a Second Modification to Promissory Note, dated July 5, 2011, to modify the maximum principal amount available under the note to be $660,150.00.

The foregoing summary of the Amendment is qualified in its entirety by the actual agreements attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

10.1	Second Amendment to Credit Agreement, dated July 5, 2011, among Wells Fargo Bank, HemaCare Corporation and Coral Blood Services, Inc.

10.2	Second Modification to Promissory Note, dated July 5, 2011, among HemaCare Corporation, Coral Blood Services, Inc. and Wells Fargo Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2011	HEMACARE CORPORATION

	By	/s/ Lisa Bacerra
Lisa Bacerra,
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

10.1	Second Amendment to Credit Agreement, dated July 5, 2011, among Wells Fargo Bank, HemaCare Corporation and Coral Blood Services, Inc.
10.2	Second Modification to Promissory Note, dated July 5, 2011, among HemaCare Corporation, Coral Blood Services, Inc. and Wells Fargo Bank.

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